Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events

We performed an evaluation of the impact of subsequent events through February 24, 2017, the date our consolidated financial statements for the year ended December 31, 2016 were available to be issued. We have also evaluated subsequent events through March 10, 2017, including for the effects of the reverse stock split described below.

On February 7, 2017, we granted stock options to purchase approximately 446,749 shares of common stock at an exercise price of $13.84 per share. The grant date fair value of these awards of $2.6 million, net of estimated forfeitures, is expected to be recognized as compensation expense over the vesting period of four years.

On January 30, 2017, we acquired 100% of the outstanding equity of a software development firm based in Prague, Czech Republic that delivers a cloud-based data governance and metadata management platform. The total purchase price for the acquisition was approximately $4.3 million in cash, less a holdback of $0.5 million for customary indemnification matters and up to $2.3 million of shares of our common stock to be paid over two years contingent on the achievement of specified milestones, with the number of shares to be determined based on the fair market value of our common stock at the time of the issuance. Given the timing of the completion of the acquisition, we are currently in the process of valuing the assets acquired and liabilities assumed in the acquisition. As a result, we are unable to provide the amounts recognized as of the acquisition date for the major classes of assets acquired and liabilities assumed and certain pro forma and other disclosures.

On February 27, 2017, we effected a 2-to-1 reverse stock split of our outstanding common and preferred stock and a corresponding reduction in the number of authorized shares of preferred stock. All share and per share amounts for all periods presented in these consolidated financial statements and notes, have been adjusted retrospectively, to reflect this reverse stock split.

Also, on February 27, 2017, we implemented a dual class common stock structure where all existing shares of common stock converted to Class B common stock and we authorized a new class of Class A common stock. The Class A common stock is entitled to one vote per share and the Class B common stock is entitled to ten votes per share. The Class A and Class B common stock have the same dividend and liquidation rights, and the Class B common stock converts to Class A at any time at the option of the holder, or automatically upon the date that is the earliest of (i) the date specified by a vote of the holders of 66 2/3% of the outstanding shares of Class B common stock, (ii) ten years from the effective date of an initial public offering, and (iii) the date that the total number of shares of Class B common stock outstanding cease to represent at least 10% of all outstanding shares of our common stock. In addition, each share of Class B common stock will convert automatically into one share of Class A common stock upon any transfer, except for certain transfers described in our amended and restated certificate of incorporation. Upon the creation of the dual class common stock structure, our preferred stock converts into Class B common stock on a one-for-one basis, all outstanding options to purchase common stock became options to purchase an equivalent number of shares of Class B common stock, and all RSUs became RSUs for an equivalent number of Class B common stock.